UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 4, 2009
THE LUBRIZOL CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	1-5263	34-0367600

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29400 Lakeland Boulevard, Wickliffe, Ohio	44092-2298

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 943-4200
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     a. The Lubrizol Corporation (the “Company”) entered into Letter Amendment No. 3 dated as of March 4, 2009 (“Amendment No. 3”) to the Credit Agreement dated as of August 24, 2004, among the Company, Citigroup North America, Inc., as agent, and the banks, financial institutions and lenders named therein, as amended and restated as of March 29, 2005, and as further amended as of August 23, 2005 and September 20, 2006 (such Credit Amendment, as so amended and restated, the “Credit Agreement”).
          The Credit Agreement was amended to revise the covenant relating to the Debt/EBITDA ratio so that the Company’s 4.625% senior notes due October 1, 2009 (the “2009 Notes”) are now excluded from the calculation of Consolidated Debt (as defined in the Credit Agreement) to the extent there are cash and cash equivalents held by the Company in an amount sufficient to repay the 2009 Notes. No other provisions of the Credit Agreement were amended.
     b. Lubrizol Holdings France S.A.S. (formerly known as Noveon Holdings France S.A.S.) and Lubrizol Advanced Materials Europe BVBA (formerly known as Noveon Europe BVBA) (collectively, the “Borrowers”), wholly owned indirect subsidiaries of the Company, entered into Letter Amendment No. 2 dated as of March 4, 2009 (“Amendment No. 2”) to the Five Year Credit Agreement dated as of September 14, 2005, among the Borrowers, the Company, as guarantor, ABN AMRO Bank N.V., as agent, and the initial lenders named therein, as amended September 20, 2006 (such Five Year Credit Agreement, as so amended, the “Euro Credit Agreement”).
          Pursuant to Amendment No. 2, the covenant relating to the Debt/EBITDA ratio was revised so that the 2009 Notes are now excluded from the calculation of Consolidated Debt (as defined in the Euro Credit Agreement) to the extent there are cash and cash equivalents held by the Company in an amount sufficient to repay the 2009 Notes. No other provisions of the Euro Credit Agreement were amended.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are filed herewith:
4.1	Letter Amendment No. 3 dated March 4, 2009, to the Credit Agreement dated as of August 24, 2004, among The Lubrizol Corporation, Citigroup North America, Inc., as agent, and the banks, financial institutions and other institutional lenders named therein, as amended and restated as of March 29, 2005, and as further amended as of August 23, 2005 and September 20, 2006.

4.2	Letter Amendment No. 2 dated March 4, 2009, to the Five Year Credit Agreement dated as of September 14, 2005 among Lubrizol Holdings France S.A.S. and Lubrizol Advanced Materials Europe BVBA, The Lubrizol Corporation, ABN AMRO Bank N.V. as agent and the lenders named therein, as amended as of September 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE LUBRIZOL CORPORATION
Date: March 10, 2009
By:	/s/ Leslie M. Reynolds
	Name:	Leslie M. Reynolds
	Title:	Corporate Secretary and Counsel

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